UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2018

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 1 — Registrant’s Business and Operations

Item 1.02  Termination of a Material Definitive Agreement.

On October 17, 2018, PlainsCapital Bank (the “Bank”), a wholly owned subsidiary of Hilltop Holdings Inc. (the “Company”), and the Federal Deposit Insurance Corporation (the “FDIC”) entered into a Termination Agreement pursuant to which each of the single family and commercial loss-share agreements related to the Bank’s assumption of substantially all of the liabilities and acquisition of substantially all of the assets of Edinburg, Texas-based First National Bank terminated in exchange for the payment by the FDIC to the Bank of $6.26 million. These funds were received on October 19, 2018. Pursuant to the Termination Agreement, all rights and obligations of the Bank and the FDIC under the FDIC loss-share agreements, including, among others, the true-up provisions and the settlement of loss-share and expense reimbursement claims, have been resolved and terminated. A copy of the Termination Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 8 — Other Events

Item 8.01 Other Events.

On October 16, 2018, the Company’s merchant bank subsidiary, Hilltop Opportunity Partners, disposed of an investment made in December 2017 for $16.2 million, resulting in a gain of approximately $5 million.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

99.1

Termination Agreement among Federal Deposit Insurance Corporation, as Receiver of First National Bank, Edinburg, Texas, PlainsCapital Bank and Federal Deposit Insurance Corporation, acting in its corporate capacity, dated as of October 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: October 22, 2018	By:	/s/ Corey G. Prestidge
	Name:	Corey G. Prestidge
	Title:	Executive Vice President,
General Counsel & Secretary